Exhibit 99.2 Q4 & FY 2024 Financial Results Apollo Commercial Real Estate Finance, Inc. February 10, 2025 Unless otherwise noted, information as of December 31, 2024 It should not be assumed that investments made in the future will be profitable or will equal the performance of the investments shown in this document.

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: higher interest rates and inflation; market trends in our industry, real estate values, the debt securities markets or the general economy; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings and Distributable Earnings per share. Please refer to page 22 for a definition of “Distributable Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 21. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc. 2

Summary Results Ø Net loss available to common stockholders of ($132) million, or ($0.97) per diluted share of common stock for 2024; Net income available to common stockholders of $38 million, or $0.27 per diluted share of common stock for Q4 Financial Results 1,(a) Ø Distributable Earnings of $190 million, or $1.33 per diluted share of common stock for 2024; $45 million, or $0.32 per diluted share of common stock for Q4 2 (b) Ø Declared common stock dividends of $1.20 per share in 2024, which implies a dividend yield of 13.2% and 1.1x annual dividend coverage ratio 3 Ø Total loan portfolio of $7.1 billion with weighted-average (“w/a”) unlevered all-in yield of 8.1% – 95% first mortgages – 95% floating rate Ø W/A risk rating of 3.0 Loan Portfolio 4 4 4 4 Ø Committed $1.9 billion ($1.3 billion funded at close) to new loans in 2024; committed $782 million ($330 million funded at close) in Q4 (c) Ø Loan repayments of $2.5 billion in 2024, $830 million in Q4 5 Ø Gross add-on fundings of $627 million in 2024, $97 million in Q4 (d) Ø Ended the year with total common equity book value of $1.8 billion (e) Capitalization Ø Ended year with $381 million of total liquidity Ø No corporate debt maturities until May 2026 Ø Committed and fully funded $114 million to a first mortgage secured by a multifamily property in Miami Gardens, Florida Subsequent Events a) Amount reflects Distributable Earnings prior to net realized loss on investments b) Ratio reflects Distributable Earnings, prior to net realized loss on investments to dividends declared in 2024 c) Includes the sale of a $135 million commercial mortgage in April 2024 d) Reflects book value per share (excluding General CECL Allowance and depreciation) of $12.77 multiplied by shares of common stock outstanding (see page 4 for book value per share overview) 3 e) Includes cash, loan proceeds held by servicer, and available leverage on our secured debt arrangements as of December 31, 2024 See footnotes on page 22

APOLLO

# Per Share Overview

## Distributable Earnings per Share[1,6,(a)]


$0.35
$0.35
$0.25
$0.25
$0.35
$0.35
$0.31
$0.32
1Q'24
2Q'24
3Q'24
4Q'24
Distributable Earnings per Share 1,6,(a)
Quarterly Dividend

## Book Value per Share[7,(b)]


$13.59
$0.37
$13.22
$(0.05)
$13.62
$0.42
$13.20
$(0.93)
$12.73
$0.43
$12.30
$12.77
$0.43
$12.34
1Q'24
2Q'24
3Q'24
4Q'24
BVPS Post-General CECL Allowance & Depreciation
General CECL Allowance & Depreciation
Specific CECL Allowance
Realized Loss

## Book Value per Share[7] Roll Forward

| | BVPS | General CECL Allowance & Depreciation | BVPS excl. General CECL Allowance & Depreciation |
|---|---|---|---|
| **December 31, 2023** | **$14.43** | **($0.30)** | **$14.73** |
| (+) Diluted Distributable Earnings[1,(a)] per share | $1.33 | - | $1.33 |
| (+) Impact of share repurchases | $0.12 | - | $0.12 |
| (-) Common dividends declared | ($1.20) | - | ($1.20) |
| (-) Net increase in Specific CECL Allowance | ($1.06) | - | ($1.06) |
| (-) Realized loss on investments | ($0.93) | - | ($0.93) |
| (-) Vesting and delivery of RSUs | ($0.14) | - | ($0.14) |
| (-) Change in General CECL Allowance & Depreciation | ($0.13) | ($0.13) | - |
| (-) Net loss on currency and interest hedges[(c)] | ($0.07) | - | ($0.07) |
| (-) Other | ($0.01) | - | ($0.01) |
| **Change during period[8]** | **($2.09)** | **($0.13)** | **($1.96)** |
| **December 31, 2024** | **$12.34** | **($0.43)** | **$12.77** |

a) Amount reflects Distributable Earnings prior to net realized loss on investments
b) No changes to Specific CECL Allowance or realized losses recorded in Q4 2024
c) Includes net foreign currency gain, net unrealized loss on forward currency contracts and interest rate hedges, and realized gain on forward currency contracts related to principal outside impact of forward points

See footnotes on page 22

4

APOLLO

# Portfolio Activity & REO Overview

## Q4 Portfolio Activity[4]


($ in mm)
Add-on Funding 5 $97
New Funding $330
($830)
($289)
$6
$7,831
$7,145
3Q24
Fundings
Repayments
FX
Other9
4Q248

## 2024 Portfolio Activity[4]


($ in mm)
Add-on Funding5
$627
$1,286
New Funding
($2,542)
($150)
($128)
($133)
($173)
$8,358
$7,145
4Q23
Fundings
Repayments(b)
Specific CECL
Realized Loss
FX
Other9
4Q248

**Q4 Portfolio Activity**

- **$782 million**[4] of new loan commitments ($330 million[4] funded at close), including **£305 million** ($389 million[(c)] in USD) committed to first mortgage secured by a retail portfolio in London, UK
- **$830 million** of loan repayments, including **$565 million** of full repayments across four first mortgages

**REO Highlights**

- **Brooklyn Multifamily Development:** The 53-story multifamily tower is topped out and fully enclosed, with interior fit-out ongoing. Construction continues to progress towards key milestones.

**REO Overview**

| ($ in mm)<br>As of December 31, 2024 | Net Assets | Debt[(a)] | Net Equity |
|---|---|---|---|
| Brooklyn Multifamily Development | $541 | ($252) | $289 |
| D.C. Hotel | 157 | (73) | 84 |
| Atlanta Hotel | 69 | - | 69 |
| **Total REO Held for Investment[8]** | **$767** | **($325)** | **$442** |

a) Debt related to real estate owned represents construction financing on our Brooklyn Multifamily Development (maximum commitment of $388 million and presented net of $2 million in deferred financing costs) and mortgage on our D.C. Hotel (maximum commitment of $74 million and presented net of $1 million in deferred financing costs)
b) Includes the sale of a $135 million commercial mortgage in April 2024
c) Represents USD equivalent based on foreign exchange rates as of date commitment closed

See footnotes on page 22

5

Q4’24 Loan Origination Highlights Asset Photos Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan (a) (b) Loan Size $104 million $87 million $389 million Location Various, US Midwest United Kingdom 986K Sq Ft Three-Property, 1,948 Bed 575-Key Collateral Portfolio of Prime Retail, F&B Student Housing Portfolio Full Service Hotel and Leisure Space Loan Purpose Acquisition Refinance Refinance (c) LTV 58% 49% 67% Investment Date October 2024 December 2024 December 2024 a) Total commitment. Represents USD equivalent based on foreign exchange rates as of date commitment closed b) ARI’s commitment is 50% (£305.0 million) of a £610.0 million total whole loan 6 c) Reflects loan-to-value (“LTV”) at the time the loan was originated See footnotes on page 22

2024 Loan Origination Overview Key Highlights 100% 56% 8.8% $1.8 billion Floating Rate Weighted Average Weighted Average New Commitments (a) 3 First Mortgages Loan-to-Value Unlevered All-in Yield Closed (b) (b) Property Type Location a) Reflects LTV at the time the loan was originated b) Based on total commitment c) Includes senior care facilities (18%), multifamily (14%), and student housing (6%) 7 d) Includes Midwest (4%), Northeast (2%), and Other Europe (1%) See footnotes on page 22

APOLLO

# Loan Portfolio Overview

| Carrying Value/ Number of Loans | Loan Position[10] | W/A Unlevered All-in Yield on Loan Portfolio[3,10,(a)] |
|---|---|---|
| $7.1 billion/45 Loans | 95% First Mortgage | 8.1% |

| W/A Remaining Fully-Extended Term[10,11] | W/A Portfolio Risk Rating[10] | W/A Portfolio Loan-to-Value[(b)] |
|---|---|---|
| 2.5 Years | 3.0 | 57% |

**Collateral Diversification[10]**


Other(c)
7%
Office
25%
Mixed Use
5%
Industrial
6%
Retail(e)
13%
Residential(d)
22%
Hotel
22%

**Origination Vintage[10]**


$97
$428
$0
$0
$73
$959
$426
$1,186
$2,098
$650
$1,218
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
26% of portfolio originated post-2022

a) Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD
b) W/A LTV reflects the LTV at the time the loan was originated; based on amortized cost and excludes risk-rated 5 loans
c) Other property types include pubs (3%), caravan parks (3%) and urban predevelopment (1%)
d) Residential property types include residential-for-sale (5%), senior care facilities (5%), multifamily (5%), student housing (5%), and vacation rentals (2%)
e) Retail property types include outlet center (7%), urban retail (3%), and lifestyle center (3%)

See footnotes on page 22

8

APOLLO

# Loan Portfolio Overview (cont'd)

| ($ in mm) Property Type | United Kingdom | New York City | Other Europe | Midwest | Southeast | West | Other[(d)] | Total[8] |
|---|---|---|---|---|---|---|---|---|
| Office | $634 / 9% | $482 / 7% | $468 / 7% | $173 / 2% | - | - | - | $1,757 / 25% |
| Hotel | 7 / 0% | 246 / 3% | 496 / 7% | 141 / 2% | 354 / 5% | 212 / 3% | 120 / 2% | 1,575 / 22% |
| Residential[(a)] | 559 / 8% | 408 / 6% | - | 149 / 2% | 15 / 0% | 224 / 3% | 202 / 3% | 1,557 / 22% |
| Retail[(b)] | 479 / 7% | 250 / 4% | 34 / 0% | 97 / 1% | 9 / 0% | 53 / 1% | 23 / 0% | 946 / 13% |
| Industrial | 132 / 2% | - | 268 / 4% | - | - | - | - | 400 / 6% |
| Mixed Use | 209 / 3% | 154 / 2% | - | - | - | - | - | 363 / 5% |
| Other[(c)] | 403 / 6% | - | - | - | 134 / 2% | - | - | 537 / 7% |
| **Total[8,12]** | **$2,424 / 34%** | **$1,540 / 22%** | **$1,265 / 18%** | **$560 / 8%** | **$512 / 7%** | **$489 / 7%** | **$345 / 5%** | **$7,135 / 100%** |
| General CECL Reserve | | | | | | | | ($31) |
| **Carrying value, net[8]** | | | | | | | | **$7,104** |

## Collateral Diversification


West
7%
Midwest
8%
New York City
22%
Southeast
7%


Sweden
3%
United Kingdom
34%
Germany
8%
Spain
4%
Italy
2%

a) Residential property types include residential-for-sale (5%), senior care facilities (5%), multifamily (5%), student housing (5%), and vacation rentals (2%)
b) Retail property types include outlet center (7%), urban retail (3%), and lifestyle center (3%)
c) Other property types include pubs (3%), caravan parks (3%) and urban predevelopment (1%)
d) Other geographies include Southwest (2%), Mid-Atlantic (1%), Northeast (1%) and Other (1%)

Note: Map does not show locations where percentages are 2% or lower

See footnotes on page 22

9

Office Loan Portfolio Overview (a) 10 (b) Number of Loans Carrying Value First Mortgage W/A Loan-to-Value 50% 10 Loans $1.8 Billion 100% rd Loans with 3 Party Largest commitment 100% 10 W/A Risk Rating (c) Subordinate Debt leased to credit tenant 2.9 3 Loans $690 million 10 10 10,11 Origination Vintage Location Fully Extended Maturities $689 $972 63% Europe $487 $463 $616 $314 37% $398 United States $172 $325 $256 $226 $356 $173 $226 $207 $0 $107 $73 2025 2026 2027 2028 2017 2018 2019 2020 2021 2022 US Originations European Originations US Maturities European Maturities a) Includes one loan secured by a portfolio which includes office, industrial, and retail property types located in various cities across Germany b) W/A LTV reflects the LTV at the time the loan was originated; based on amortized cost and excludes risk-rated 5 loans c) Portfolio includes a £370 million ($463 million in USD), based on amortized cost, first mortgage secured by an office redevelopment property in London which is 100% leased by a credit tenant for a 20-year term 10 Note: Location chart does not show locations where percentages are 2% or lower See footnotes on page 22

APOLLO

# Senior Loan Portfolio (1 of 2)

| ($ in mm) Office | Property Type | Origination Date | Amortized Cost | Unfunded Commitments | Construction Loan | 3rd Party Subordinate Debt | Fully-extended Maturity[11] | Location |
|---|---|---|---|---|---|---|---|---|
| Loan 1[(a)] | Office | 02/2022 | $463 | $223 | Y | | 12/2028 | London, UK |
| Loan 2 | Office | 03/2022 | 256 | 11 | | Y | 04/2027 | Manhattan, NY |
| Loan 3 | Office | 01/2020 | 226 | 25 | | Y | 03/2028 | Long Island City, NY |
| Loan 4 | Office | 06/2019 | 207 | - | | | 08/2026 | Berlin, Germany |
| Loan 5 | Office | 02/2020 | 172 | 5 | | | 03/2025 | London, UK |
| Loan 6 | Office | 02/2022 | 153 | - | | | 06/2025 | Milan, Italy |
| Loan 7 | Office | 11/2022 | 100 | - | | | 09/2026 | Chicago, IL |
| Loan 8 | Office | 03/2018 | 73 | - | | Y | 01/2026 | Chicago, IL |
| **Subtotal - Office** | | | **$1,650** | **$264** | | | | |
| | | | | | | | | |
| Hotel | | | | | | | | |
| Loan 9 | Hotel | 12/2023 | $281 | - | | | 12/2028 | Various, Europe |
| Loan 10 | Hotel | 10/2019 | 248 | 15 | | | 08/2027 | Various, Spain |
| Loan 11 | Hotel | 05/2022 | 200 | 5 | | Y | 06/2027 | Napa Valley, CA |
| Loan 12 | Hotel | 07/2021 | 180 | - | | | 08/2026 | Various, US |
| Loan 13 | Hotel | 09/2015 | 140 | - | | | 12/2026 | Manhattan, NY |
| Loan 14 | Hotel | 06/2024 | 131 | - | | | 06/2029 | St. Petersburg, FL |
| Loan 15 | Hotel | 06/2024 | 106 | 9 | | | 07/2029 | Brooklyn, NY |
| Loan 16 | Hotel | 11/2021 | 87 | - | | | 12/2026 | St. Thomas, USVI |
| Loan 17 | Hotel | 12/2024 | 84 | 2 | | Y | 01/2030 | Indianapolis, IN |
| Loan 18 | Hotel | 12/2024 | 74 | - | | Y | 12/2029 | New Orleans, LA |
| Loan 19 | Hotel | 05/2019 | 46 | - | | | 12/2025 | Chicago, IL |
| **Subtotal - Hotel** | | | **$1,577** | **$31** | | | | |

a) Loan is secured by an office redevelopment property which is 100% leased by a credit tenant for a 20-year term

See footnotes on page 22

11

Senior Loan Portfolio (2 of 3) Property Origination Amortized Unfunded Construction 3rd Party Fully-extended 11 Residential Type Date Cost Commitments Loan Subordinate Debt Maturity Location Various, UK Loan 20 Residential 12/2021 $226 $11 12/2026 Various, UK Loan 21 Residential 07/2024 187 - 07/2029 Various, US Loan 22 Residential 03/2023 161 - 04/2026 Loan 23 Residential 04/2024 156 - 05/2029 Emeryville, CA Various, UK Loan 24 Residential 08/2024 146 - 08/2029 Various, US Loan 25 Residential 10/2024 103 - 11/2029 Washington, DC Loan 26 Residential 06/2024 99 - 07/2029 Loan 27 Residential 05/2021 76 - 05/2027 Cleveland, OH Manhattan, NY Loan 28 Residential 12/2021 12 - 01/2027 Subtotal - Residential $1,166 $11 Retail Various, UK Loan 29 Retail 04/2022 $479 $21 04/2027 Manhattan, NY Loan 30 Retail 08/2019 250 - Y 09/2025 (13) Cincinnati, OH Loan 31 Retail 11/2014 97 - 09/2025 Various, US Loan 32 Retail 05/2022 85 - 06/2027 London, UK Loan 33 Retail 12/2024 - 382 07/2030 Subtotal - Retail $911 $403 12 See footnotes on page 22

Senior Loan Portfolio (3 of 3) Property Origination Amortized Unfunded Construction 3rd Party Fully-extended 11 Mixed Use Type Date Cost Commitments Loan Subordinate Debt Maturity Location London, UK Loan 34 Mixed Use 12/2019 $209 - Y 11/2025 Brooklyn, NY Loan 35 Mixed Use 03/2022 154 24 Y 03/2027 Subtotal - Mixed Use $363 $24 Industrial Various, Sweden Loan 36 Industrial 03/2021 $223 - 05/2026 Loan 37 Industrial 08/2024 132 94 08/2029 Various, UK Y Subtotal - Industrial $355 $94 Other Various, UK Loan 38 Pubs 12/2023 $207 - Y 01/2029 Various, UK Loan 39 Caravan Parks 02/2021 196 - 02/2028 (a) Various, Germany Loan 40 Portfolio 06/2021 186 14 06/2026 Miami, FL Loan 41 Urban Predevelopment 12/2022 134 - 01/2026 Subtotal - Other $723 $14 8 Subtotal/W.A. - First Mortgage $6,745 $841 2.6 Years 8 a) Includes portfolio of office, industrial, and retail property types 13 See footnotes on page 22

Subordinate Loan & Other Lending Assets Portfolio Property ($ in mm) Origination Amortized Unfunded Construction 3rd Party Fully-extended 11 Location Type Date Cost Commitments Loan Subordinate Debt Maturity 14 Manhattan, NY Loan 42 Residential 06/2015 $288 - 11/2025 14 Loan 43 Residential 08/2022 74 - 11/2025 Manhattan, NY 13,14 Manhattan, NY Loan 44 Residential 05/2020 28 - 11/2025 (a),13 Troy, MI Loan 45 Office 08/2017 - - 09/2024 Total $390 - 8 Total/W.A. - Subordinate $390 - 0.8 Years Other Lending Assets Note Receivable N/A 10/2024 $41 - 10/2029 N/A Total $41 - Total/W.A. - Other Lending Assets $41 - 4.8 Years 8,12 Total/W.A. - Portfolio $7,176 $841 2.5 Years General CECL Reserve ($31) 8 Total Carrying Value, Net $7,145 a) Loan matured in September 2024. Negotiations with sponsor currently in process. 14 See footnotes on page 22

Capital Structure Overview Capital Structure Composition Conservative Capital Management Strategy ($ in mm) No Corporate Debt ~70% W/A Available Advance (e) Maturities until May 2026 Rate 15 16 (a),(b),(c) 3.2x Debt to Equity Ratio 1.3x Fixed Charge Coverage Secured Debt Arrangements $4,824 (58%) Corporate Debt Maturities Debt Related to Real Estate Owned $328 (4%) Senior Notes Term Loan Senior $500 Term $473 $1,263 Secured Loan B (15%) Notes $761 (9%) $500 (6%) Term Loan $169 (2%) $289 Preferred Stock (d) Common Equity Book Value $1,764 (21%) $0 $0 2025 2026 2027 2028 2029 a) W/A rates of applicable benchmark rates and credit spread adjustments plus spreads of USD: +2.47% / GBP: +2.43% / EUR: +2.11% / SEK: +1.50% b) Our secured credit facilities do not contain capital markets-based mark-to-market provisions c) Consists of nine secured credit facility counterparties, one revolving credit facility and one private securitization d) Reflects book value per share (excluding General CECL Allowance and depreciation) of $12.77 multiplied by shares of common stock outstanding December 31, 2024 e) Based on maximum available advance rates across secured debt counterparties See footnotes on page 22 15

APOLLO

# Mitigating Foreign Exchange Risk

We have taken several risk mitigating steps to structure and fund our non-US loan portfolio and associated secured financing facilities to position ARI for fluctuating foreign exchange rates

## Foreign Exchange Rate Change (Local/USD)



1.27x
1.10x
0.10x
1.26x
1.08x
0.09x
1.26x
1.07x
0.09x
1.34x
1.11x
0.10x
1.25x
1.04x
0.10x
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
GBP
EUR
SEK

**% FX Change YoY**

- GBP: -2%
- EUR: -6%
- SEK: -9%

## Mitigating Foreign Exchange Risk

- Secured debt arrangements are structured in local currency thereby reducing FX exposure to our net equity on foreign loans.
  - 75% w/a average advance on total foreign loan portfolio
- Net equity and net interest income of foreign loans are economically hedged through forward currency contracts
  - Forward point impact on forward currency contracts resulted in an $6.2 million realized gain in Q4 2024

### Foreign Loan Capital Stack

($ in mm)



$3,700
$2,761
$939
75%
Offset by local currency denominated secured debt arrangements
25%
Hedged with forward currency contracts
Net Equity
Secured Debt

### Change in Unrealized Gain (Loss) on Net Equity

| ($ in mm) | As of December 31, 2024 | | | Q4 2024 Net |
|---|---|---|---|---|
| Currency | Carrying Value[(a)] | Secured Debt | Net Equity | Unrealized Gain[(b)] |
| GBP | $2,408 | ($1,820) | $587 | ($46) |
| EUR | $1,070 | ($762) | $308 | ($22) |
| SEK | $223 | ($179) | $44 | ($4) |
| **Total**[7] | **$3,700** | **($2,761)** | **$939** | **($72)** |
| **Change in unrealized gain (loss) on forward contracts**[(c)] | | | | **$70** |

a) Carrying value includes all commercial mortgage and subordinate loans denominated in foreign currencies with or without secured debt financing
b) Represents the net change in unrealized gains (losses) on foreign loans of ($288) million and respective foreign secured debt arrangements of $216 million for the quarter ended December 31, 2024
c) Represents net change in unrealized gain (loss) on forward contracts for the quarter ended December 31, 2024, excluding gains (losses) on forward currency contracts economically hedging foreign currency interest

See footnotes on page 22

16

Loan Maturities and Future Funding Profile 4,11,17,18 Fully-Extended Loan Maturities and Expected Future Fundings by Net Equity ($ in mm) $577 $507 $448 $408 $389 $65 $17 $1 $0 $0 2025 2026 2027 2028 2029 & Beyond (a) (a) Fully-Extended Maturities (Net Equity) Expected Net Future Fundings 4,19(b) Net Interest Income Sensitivity to Benchmark Rates +$0.02 +$0.01 +$0.01 +$0.01 $0.00 $0.00 Benchmark Rates -$0.01 -$0.01 -$0.01 -$0.01 -$0.01 Index Dec-31 -$0.02 SOFR 1M 4.33% EURIBOR 2.71% SONIA ON 4.71% -0.75% -0.50% -0.25% 0.25% Change in Benchmark Rate USD GBP EUR Note: Assumes future financing, in certain cases, against mortgages that are not currently financed. There is no assurance such future financing against mortgages that are not currently financed will occur a) Net of expected secured credit facility advances 17 b) Reflects incremental increases in respective benchmark rates as of December 31, 2024 (SOFR 1 month: 4.33%, EURIBOR 2.71% and SONIA ON: 4.71% adjusted for compounding) See footnotes on page 22 Net Interest Income Per Share

Appendix - Consolidated Balance Sheets - Consolidated Statement of Operations - Reconciliation of GAAP Net Income to Distributable Earnings 18

Consolidated Balance Sheets ($ in thousands - except share data) December 31, 2024 December 31, 2023 Assets: Cash and cash equivalents $317,396 $225,438 (a)(c) Commercial mortgage loans, net 6,715,347 7,925,359 (b)(c) 388,809 432,734 Subordinate loans, net (d) 752,643 519,498 Real estate owned, held for investment, net (net of $23,266 and $10,404 accumulated depreciation in 2024 and 2023, respectively) Other assets 138,027 85,623 Derivative assets, net 58,169 29,425 Assets related to real estate owned, held for sale - 78,653 Note receivable, held for sale 41,200 - Total Assets $8,411,591 $9,296,730 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net $4,814,973 $5,538,476 Senior secured term loans, net 754,210 759,150 Senior secured notes, net 496,433 495,637 Debt related to real estate owned, held for investment, net 324,587 161,562 (e) 138,179 120,334 Accounts payable, accrued expenses and other liabilities Payable to related party 8,728 9,553 Liabilities related to real estate owned, held for sale - 3,285 Total Liabilities $6,537,110 $7,087,997 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized, Series B-1, 6,770,393 shares issued and outstanding ($169,260 liquidation preference) in 2024 and 2023 $68 $68 Common stock, $0.01 par value, 450,000,000 shares authorized, 138,174,636 and 141,358,605 shares issued and outstanding in 2024 and 2023, respectively 1,382 1,414 Additional paid-in-capital 2,695,701 2,727,488 Accumulated deficit (822,670) (520,237) Total Stockholders’ Equity $1,874,481 $2,208,733 Total Liabilities and Stockholders’ Equity $8,411,591 $9,296,730 a) Includes carrying value of $6,715,347 and $7,705,491 pledged as collateral under secured debt arrangements in 2024 and 2023, respectively. b) Includes carrying value of $232,991 as collateral under secured debt arrangements in 2023. c) Net of $373,336 and $219,482 CECL Allowances comprised of $342,500 and $193,000 Specific CECL Allowance and $30,836 and $26,482 General CECL Allowance in 2024 and 2023, respectively. d) Includes $154,048 pledged as collateral under secured debt arrangements in 2023. 19 e) Includes $5,948 and $4,017 of General CECL Allowance related to unfunded commitments on commercial mortgage loans and subordinate loans, net in 2024 and 2023, respectively. See footnotes on page 22

Consolidated Statement of Operations ($ in thousands - except share and per share data) Three Months Ended December 31, Year Ended December 31, 2024 2023 2024 2023 Net interest income: Interest income from commercial mortgage loans $156,364 $180,290 $699,389 $701,002 Interest income from subordinate loans and other lending assets 641 864 3,542 17,280 Interest expense (113,502) (123,147) (503,949) (466,110) Net interest income $43,503 $58,007 $198,982 $252,172 Revenue from real estate owned operations 26,952 26,146 104,689 92,419 Total net revenue $70,455 $84,153 $303,671 $344,591 Operating expenses: General and administrative expenses (includes equity-based compensation of $3,958 and $16,468 in 2024 and $4,352 and $17,444 in (7,241) (7,370) (29,649) (29,520) 2023, respectively) Management fees to related party (8,725) (9,553) (36,120) (37,978) Operating expenses related to real estate owned (20,144) (19,842) (81,683) (72,759) Depreciation and amortization on real estate owned (2,383) (1,040) (11,668) (8,248) Total operating expenses ($38,493) ($37,805) ($159,120) ($148,505) Other income, net $1,714 $79 $4,498 $4,616 Decrease (increase) in current expected credit loss allowance, net 1,259 778 (155,784) (59,428) Foreign currency translation gain (loss) (76,653) 56,004 (37,476) 52,031 Gain (loss) on foreign currency forward contracts (includes unrealized gains (losses) of $68,344 and $29,687 in 2024 and ($63,725) 82,350 (56,452) 52,590 (48,213) ($91,434) in 2023, respectively) Gain (loss) on interest rate hedging instruments (includes unrealized gains (losses) of ($160) and ($1,373) in 2024 and ($887) and 134 (292) 570 (414) ($10,098) in 2023, respectively) Net realized loss on investments - - (128,191) (86,604) Gain on extinguishment of debt - - - 495 Net income (loss) before taxes $40,766 $46,465 ($119,242) $58,569 Income tax provision (114) 75 (394) (442) Net income (loss) $40,652 $46,540 ($119,636) $58,127 Preferred dividends (3,068) (3,068) (12,272) (12,272) Net income (loss) available to common stockholders $37,584 $43,472 ($131,908) $45,855 Net income (loss) per basic share of common stock $0.27 $0.29 ($0.97) $0.29 Net income (loss) per diluted share of common stock $0.27 $0.29 ($0.97) $0.29 Basic weighted-average shares of common stock outstanding 138,173,625 141,357,118 139,674,140 141,281,286 Diluted weighted-average shares of common stock outstanding 138,325,103 141,357,118 139,674,140 141,281,286 Dividend declared per share of common stock $0.25 $0.35 $1.20 $1.40 20 See footnotes on page 22

APOLLO

# Reconciliation of GAAP Net Income to Distributable Earnings[1]

*($ in thousands - except share and per share data)*

| | Three Months Ended December 31, | | Year Ended December 31, | |
|---|---|---|---|---|
| **Distributable Earnings[1]:** | **2024** | **2023** | **2024** | **2023** |
| **Net income (loss) available to common stockholders:** | **$37,584** | **$43,472** | **($131,908)** | **$45,855** |
| Adjustments: | | | | |
| Equity-based compensation expense | 3,958 | 4,352 | 16,468 | 17,444 |
| Loss (gain) on foreign currency forwards | (82,350) | 56,452 | (52,590) | 48,213 |
| Foreign currency loss (gain), net | 76,653 | (56,004) | 37,476 | (52,031) |
| Unrealized loss on interest rate cap | 160 | 887 | 1,373 | 10,098 |
| Realized gains relating to interest income on foreign currency hedges, net | 1,451 | 2,214 | 4,054 | 11,882 |
| Realized gains (losses) relating to forward points on foreign currency hedges, net | 6,168 | (64) | 18,991 | 8,397 |
| Depreciation and amortization on real estate owned | 2,383 | 1,040 | 11,668 | 8,248 |
| Increase (decrease) in current expected credit loss allowance, net | (1,259) | (778) | 155,784 | 59,428 |
| Gain on extinguishment of debt | - | - | - | (495) |
| Net realized loss on investments | - | - | 128,191 | 86,604 |
| **Total adjustments** | **7,164** | **8,099** | **321,415** | **197,788** |
| **Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt[1,6]** | **$44,748** | **$51,571** | **$189,507** | **$243,643** |
| Net realized loss on investments | - | - | (128,191) | (86,604) |
| Gain on extinguishment of debt | - | - | - | 495 |
| **Distributable Earnings[1]** | **$44,748** | **$51,571** | **$61,316** | **$157,534** |
| **Weighted-average diluted shares – Distributable Earnings[1]** | | | | |
| Weighted-average diluted shares – GAAP | 138,173,625 | 141,357,118 | 139,674,140 | 141,281,286 |
| Weighted-average unvested RSUs[20] | 2,456,947 | 2,831,411 | 2,601,703 | 2,932,284 |
| **Weighted-average diluted shares – Distributable Earnings[1]** | **140,630,572** | **144,188,529** | **142,275,843** | **144,213,570** |
| **Diluted Distributable Earnings per share prior to net realized loss on investments and gain on extinguishment of debt[1,6]** | **$0.32** | **$0.36** | **$1.33** | **$1.69** |
| **Diluted Distributable Earnings[1] per share of common stock** | **$0.32** | **$0.36** | **$0.43** | **$1.09** |

See footnotes on page 22

21

Footnotes 1. Distributable Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items (including depreciation and amortization on real estate owned) included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of our convertible senior notes to stockholders’ equity in accordance with GAAP, and (vi) provision for current expected credit losses and impairments. Please see page 21 for a reconciliation of GAAP net income to Distributable Earnings. 2. Reflects closing share price on February 7, 2025. 3. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. 4. Includes a $41 million held-for-sale corporate note receivable 5. Add-on fundings represent fundings subsequent to loan closing. 6. We believe it is useful to our investors to present Distributable Earnings prior to net realized losses on investments and gain on extinguishment of debt to reflect our operating results because (i) our operating results are primarily comprised of earning interest income on our investments net of borrowing and administrative costs, which comprise our ongoing operations and (ii) it has been a useful factor related to our dividend per share because it is one of the considerations when a dividend is determined. We believe that our investors use Distributable Earnings and Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers. 7. Book value per share, or “BVPS”, of common stock is common stockholders’ equity divided by shares of common stock outstanding. 8. Amounts and percentages may not foot due to rounding. 9. Other includes changes in General CECL Allowance, cost recovery interests, valuation allowances/reversals of valuation allowances on held for sale loans, realized loss on sale of a commercial mortgage, transfer to other assets and the accretion of loan costs and fees. 10. Based on loan amortized cost, net of Specific CECL Allowance. 11. Assumes exercise of all extension options. There is no assurance that all or any extension options will be exercised. 12. Gross of $31 million of General CECL Allowance. 13. Amortized cost for these loans is net of the recorded Specific CECL Allowances. 14. Loans are secured by the same property. 15. Represents total debt, less cash and net loan proceeds held by servicer, divided by total stockholders' equity, adjusted to add back the General CECL Allowance in line with our covenants. 16. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends for the quarter ended December 31, 2024. 17. Future funding dates and amounts are based upon the Manager’s estimates, which are derived from the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect our operating results. 18. Excludes risk-rated 5 loans. 19. Any such hypothetical impact on interest rates on our variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment. Further, in the event of a change in interest rates of that magnitude, we may take actions to further mitigate our exposure to such a change. However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in our financial structure. There is no assurance that there will be no changes in our financial structure. The analysis incorporates movements in USD, GBP and EUR benchmark rates only. 20. Unvested RSUs are net of incremental shares assumed repurchased under the treasury stock method, if dilutive. There were no incremental shares included in the year ended December 31, 2024. For 2023, the weighted-average diluted shares for GAAP were determined using the if- converted method. 22